VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2015

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyholders of Variable Account B of Monarch Life Insurance Company:

In our opinion, the accompanying statement of net assets and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting Variable Account B, a separate account of Monarch Life Insurance Company, (the "Sponsor Company") at December 31, 2015 and 2014, the results of its operations for the years then ended, the changes in its net assets for each of the years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company's management. Our responsibility is to express an opinion on   these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 and 2014 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 21, 2016

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2015

ASSETS	Cost	Shares/Units	Market Value
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$4,041,338	4,041,338	$4,041,338
Oppenheimer Core Bond Fund	1,804,168	206,541	1,592,433
Oppenheimer Discovery Mid Cap Growth Fund	5,576,078	110,528	8,494,100
Oppenheimer Capital Appreciation Fund	11,131,315	274,392	15,226,034
Oppenheimer Conservative Balanced Fund	17,627,765	1,207,009	17,453,348
Oppenheimer Global Strategic Income Fund	932,677	168,474	822,155
	41,113,341		47,629,408

Investment in The Merrill Lynch Fund of Stripped ("Zero")
U.S. Treasury Securities:
2019 Trust	4,629	5,118	4,650
	4,629		4,650
Total Invested Assets	$41,117,970		47,634,058

Dividends Receivable			13
Total Assets			47,634,071

LIABILITIES
Payable to Monarch Life Insurance Company			364,898
Total Liabilities			364,898

Net Assets			$47,269,173

NET ASSETS
For Variable Life Insurance Policies			$47,267,533
Unamortized Allocated Policy Loading			1,640
Total Net Assets			$47,269,173

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2014

ASSETS	Cost	Shares/Units	Market Value
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$4,630,208	4,630,208	$4,630,208
Oppenheimer Core Bond Fund	1,818,736	205,162	1,633,088
Oppenheimer Discovery Mid Cap Growth Fund	5,002,438	106,943	8,429,216
Oppenheimer Capital Appreciation Fund	8,718,494	239,941	15,564,997
Oppenheimer Capital Income Fund	19,234,463	1,316,905	19,319,001
Oppenheimer Global Strategic Income Fund	977,306	175,337	929,288
	40,381,645		50,505,798

Investment in The Merrill Lynch Fund of Stripped ("Zero")
U.S. Treasury Securities:
2019 Trust	6,070	6,955	6,198
	6,070		6,198
Total Invested Assets	$40,387,715		50,511,996

Dividends Receivable			13
Total Assets			50,512,009

LIABILITIES
Payable to Monarch Life Insurance Company			970,896
Total Liabilities			970,896

Net Assets			$49,541,113

NET ASSETS
For Variable Life Insurance Policies			$49,538,374
Unamortized Allocated Policy Loading			2,739
Total Net Assets			$49,541,113

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2015
		Money Fund Division	Core Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division
	Total
								2019
								Division
Investment Income:
Dividends	$547,059	$413	$65,204	$--	$14,447	$415,412	$51,583	$--
Expenses:
Risk Charges and Administrative Expenses	(309,804)	(24,807)	(9,905)	(56,423)	(97,307)	(115,970)	(5,349)	(43)
Transaction Charges	(20)	--	--	--	--	--	--	(20)
Net Investment Income (Loss)	237,235	(24,394)	55,299	(56,423)	(82,860)	299,442	46,234	(63)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	766,922	--	(22,990)	274,877	493,429	29,004	(7,636)	238
Net Unrealized Losses	(3,608,189)	--	(26,087)	(508,756)	(2,751,783)	(258,952)	(62,504)	(107)
Capital Gain Distributions	3,550,192	--	--	784,776	2,765,416	--	--	--
Net Gains and (Losses)	708,925	--	(49,077)	550,897	507,062	(229,948)	(70,140)	131

Net Increase (Decrease) in Net Assets
Resulting from Operations	946,160	(24,394)	6,222	494,474	424,202	69,494	(23,906)	68

Transfers of Net Premiums	9,300	9,300	--	--	--	--	--	--
Transfers of Policy Loading, Net	--	(1,628)	89	(124)	566	1,047	50	--
Transfers Due to Deaths	(572,397)	(139,808)	(16,913)	63,969	(262,929)	(214,534)	(2,267)	85
Transfers Due to Other Terminations	(1,428,452)	(135,070)	388	(51,237)	(95,823)	(1,146,703)	(7)	--
Transfers Due to Policy Loans	116,737	24,933	18,823	(22,617)	38,804	46,977	4,817	5,000
Transfers of Cost of Insurance	(1,200,942)	(146,021)	(42,940)	(203,834)	(364,070)	(404,861)	(33,318)	(5,898)
Transfers of Net Loan Cost	(142,346)	(22,962)	(5,520)	(25,117)	(42,339)	(39,544)	(4,570)	(2,294)
Transfers Among Investment Divisions	--	(113,207)	18,056	(79,398)	145,042	67,958	(38,451)	--

Net Decrease in Net Assets
Resulting from Principal Transactions	(3,218,100)	(524,463)	(28,017)	(318,358)	(580,749)	(1,689,660)	(73,746)	(3,107)

Total Increase (Decrease) in Net Assets	(2,271,940)	(548,857)	(21,795)	176,116	(156,547)	(1,620,166)	(97,652)	(3,039)
Net Assets - Beginning of Year	49,541,113	4,541,224	1,601,699	8,267,198	15,265,820	18,947,672	911,428	6,072
Net Assets - End of Year	$47,269,173	$3,992,367	$1,579,904	$8,443,314	$15,109,273	$17,327,506	$813,776	$3,033

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2014
			Core Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Capital Income Fund Division	Global Strategic Income Fund Division
		Money Fund Division
								2019 Division
	Total
Investment Income:
Dividends	$570,953	$508	$86,461	$--	$68,920	$378,161	$36,903	$--
Expenses:
Risk Charges and Administrative Expenses	(313,908)	(30,689)	(10,388)	(53,065)	(97,082)	(117,081)	(5,550)	(53)
Transaction Charges	(26)	--	--	--	--	--	--	(26)
Net Investment Income (Loss)	257,019	(30,181)	76,073	(53,065)	(28,162)	261,080	31,353	(79)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	1,349,824	--	(53,506)	344,323	1,108,246	(44,546)	(4,776)	83
Net Unrealized Gains (Losses)	2,014,889	--	87,934	126,143	675,218	1,133,832	(8,405)	167
Capital Gain Distributions	375,236	--	--	--	375,236	--	--	--
Net Gains and (Losses)	3,739,949	--	34,428	470,466	2,158,700	1,089,286	(13,181)	250

Net Increase (Decrease) in Net Assets
Resulting from Operations	3,996,968	(30,181)	110,501	417,401	2,130,538	1,350,366	18,172	171

Transfers of Net Premiums	19,415	12,791	--	4,525	2,099	--	--	--
Transfers of Policy Loading, Net	--	612	(27)	63	(209)	(420)	(19)	--
Transfers Due to Deaths	(2,309,579)	(115,237)	(239,794)	(132,502)	(411,735)	(1,350,900	(59,444)	33
Transfers Due to Other Terminations	(812,185)	(217,738)	(112,089)	(164,406)	(248,415)	(52,457)	(17,080)	--
Transfers Due to Policy Loans	248,380	182,632	16,990	(84,779)	7,006	104,549	18,232	3,750
Transfers of Cost of Insurance	(1,213,758)	(154,077)	(41,997)	(201,110)	(358,837)	(419,579)	(33,286)	(4,872)
Transfers of Net Loan Cost	(144,341)	(20,588)	(5,672)	(23,857)	(42,084)	(46,145)	(4,484)	(1,511)
Transfers Among Investment Divisions	--	(173,630)	80,975	69,006	(1,184,918)	1,119,035	89,532	--

Net (Decrease) in Net Assets
Resulting from Principal Transactions	(4,212,068)	(485,235)	(301,614)	(533,060)	(2,237,093)	(645,917)	(6,549)	(2,600)

Total Increase (Decrease) in Net Assets	(215,100)	(515,416)	(191,113)	(115,659)	(106,555)	704,449	11,623	(2,429)
Net Assets - Beginning of Year	49,756,213	5,056,640	1,792,812	8,382,857	15,372,375	18,243,223	899,805	8,501
Net Assets - End of Year	$49,541,113	$4,541,224	$1,601,699	$8,267,198	$15,265,820	$18,947,672	$911,428	$6,072

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Six of the divisions each invest solely in the shares of six corresponding separate funds of the Oppenheimer Variable Account Funds (the Funds), an open-end management investment company registered under the 1940 Act.  The Funds' investment advisor is OppenheimerFunds, Inc.  One division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust.  The sponsor of the Trusts is Advisor's Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account.  The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes.  For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account.  This allocated policy loading is subtracted from that policyowner's investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life's certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Prior to April 30, 2015, the Conservative Balanced Fund was named Capital Income Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds and in units of the Trusts are stated at market value, which is the net asset value per share and per unit of the respective funds and series trusts of the Funds and the Trusts each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares and units are purchased or sold.  The cost of shares and units redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds and the Trusts are reinvested in additional shares of the Funds and in units of the Trusts, respectively, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2015 and December 31, 2014, all the Account's recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds and units of the Trusts by the Account for the year ended December 31, 2015 are shown below:

	Purchases	Sales
Oppenheimer Money Fund	$1,302,871	$1,891,742
Oppenheimer Core Bond Fund	166,236	157,813
Oppenheimer Discovery Mid Cap Growth Fund	959,840	661,077
Oppenheimer Capital Appreciation Fund	3,159,957	1,240,566
Oppenheimer Conservative Balanced Fund	607,458	2,243,160
Oppenheimer Global Strategic Income Fund	56,571	93,563
2019 Trust	5,000	6,679
Totals	$6,257,933	$6,294,600

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks.  The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners' investment base.

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for reimbursement of these transaction charges.  The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners' respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2015 and 2014 are shown below:

	2015			2014
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Increase (Decrease)
Money Fund Division	50,721	72,999	(22,278)	95,678	115,066	(19,388)
Core Bond Fund Division	2,281	3,340	(1,059)	2,356	9,569	(7,213)
Discovery Mid Cap Growth Fund Division	1,596	5,574	(3,978)	3,184	8,570	(5,386)
Capital Appreciation Fund Division	2,490	7,563	(5,073)	2,202	18,123	(15,921)
Conservative Balanced Fund Division	3,224	34,838	(31,614)	17,710	28,980	(11,270)
Global Strategic Income Fund Division	492	8,540	(8,048)	11,580	12,407	(827)
2019 Division	205	270	(65)	158	267	(109)

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner's investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50.  Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year.  These fees (if applicable) would be deducted from a policyowner's investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%.  A policyowner's investment base is reduced by the net loan cost.

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS INVESTMENT BASE

Policyowners' investment base for 2015, 2014, 2013, 2012, and 2011 consists of the following:

	At December 31, For the year ended December 31,
2015	Units	Separate Account Index Lowest to Highest			Policyowner Investment	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Money Fund Division	158,398	$24.56	to	$26.55	$4,041,350	0.01%	.50%	to	.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	36,113	42.26	to	45.68	1,592,432	4.01%	.50%	to	.75%	0.21%	to	0.46%
Discovery Mid Cap Gr Fund Division	77,887	105.69	to	113.84	8,494,100	0.00%	.50%	to	.75%	5.81%	to	6.08%
Capital Appreciation Fund Division	97,833	149.89	to	162.02	15,226,033	0.09%	.50%	to	.75%	2.77%	to	3.03%
Conservative Balanced Fund Division	288,865	58.33	to	62.75	17,453,350	2.24%	.50%	to	.75%	0.08%	to	0.33%
Global Strategic Income Fund Division	82,019	9.98	to	10.06	822,155	5.82%	.50%	to	.75%	(2.99%)	to	(2.75%)
2019 Division	192	24.24	to	25.28	4,645	--	.84%	to	1.09%	0.84%	to	1.09%

2014
Money Fund Division	180,676	$24.75	to	$26.68	$4,630,221	0.01%	.50%	to	.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	37,172	42.17	to	45.47	1,633,087	5.08%	.50%	to	.75%	6.47%	to	6.73%
Discovery Mid Cap Gr Fund Division	81,865	99.88	to	107.32	8,429,215	0.00%	.50%	to	.75%	5.00%	to	5.26%
Capital Appreciation Fund Division	102,906	145.84	to	157.26	15,564,997	0.44%	.50%	to	.75%	14.54%	to	14.83%
Capital Income Fund Division	320,479	58.28	to	62.55	19,319,001	2.02%	.50%	to	.75%	7.39%	to	7.66%
Global Strategic Income Fund Division	90,067	10.29	to	10.34	929,288	4.02%	.50%	to	.75%	2.07%	to	2.33%
2019 Division	257	24.03	to	25.01	6,193	--	.84%	to	1.09%	1.96%	to	2.21%

2013
Money Fund Division	200,064	$24.93	to	$26.81	$5,155,494	0.01%	.50%	to	.75%	(0.73%)	to	(0.48%)
Core Bond Fund Division	44,385	39.61	to	42.61	1,827,859	5.21%	.50%	to	.75%	(0.84%)	to	(0.60%)
Discovery Mid Cap Gr Fund Division	87,251	95.13	to	101.96	8,546,735	0.01%	.50%	to	.75%	34.97%	to	35.31%
Capital Appreciation Fund Division	118,827	127.32	to	136.94	15,672,893	0.98%	.50%	to	.75%	28.77%	to	29.09%
Balanced Fund Division	331,749	54.27	to	58.10	18,599,868	2.34%	.50%	to	.75%	12.33%	to	12.61%
Global Strategic Income Fund Division	90,894	10.08	to	10.11	917,392	5.95%	.50%	to	.75%	(0.88%)	to	(0.63%)
2019 Division	366	23.57	to	24.47	8,671	--	.84%	to	1.09%	(4.33%)	to	(4.10%)

2012
Money Fund Division	196,767	$25.11	to	$26.94	$5,108,390	0.01%	.50%	to	.75%	(0.74%)	to	(0.49%)
Core Bond Fund Division	53,704	39.95	to	42.86	2,225,663	5.02%	.50%	to	.75%	9.47%	to	9.74%
Small- & Mid-Cap Gr Fund Division	95,672	70.48	to	75.35	6,939,663	0.00%	.50%	to	.75%	15.58%	to	15.86%
Capital Appreciation Fund Division	127,836	98.87	to	106.08	13,078,114	0.65%	.50%	to	.75%	13.26%	to	13.55%
Balanced Fund Division	368,226	48.31	to	51.59	18,336,880	1.35%	.50%	to	.75%	11.50%	to	11.78%
Global Strategic Income Fund Division	98,725	10.17	to	10.17	1,003,860	0.00%	.50%	to	.75%	N/A		N/A
2019 Division	490	24.64	to	25.51	12,133	--	.84%	to	1.09%	2.73%	to	2.98%

2011
Money Fund Division	217,278	$25.30	to	$27.08	$5,670,932	0.01%	.50%	to	.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	57,972	36.49	to	39.06	2,193,005	5.77%	.50%	to	.75%	7.46%	to	7.73%
Small- & Mid-Cap Gr Fund Division	103,022	60.98	to	65.04	6,450,662	0.00%	.50%	to	.75%	0.34%	to	0.59%
Capital Appreciation Fund Division	135,558	87.29	to	93.42	12,227,905	0.36%	.50%	to	.75%	(1.88%)	to	(1.64%)
Balanced Fund Division	406,058	43.33	to	46.16	18,127,830	2.31%	.50%	to	.75%	(0.03%)	to	0.22%
High Income Fund Division	60,672	16.17	to	17.26	1,016,342	9.10%	.50%	to	.75%	(3.06%)	to	(2.82%)
2019 Division	1,861	23.99	to	24.77	45,313	--	.84%	to	1.09%	13.43%	to	13.71%

51260  05/16

NOTE 8-POLICYOWNERS INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account's divisions from the underlying investments, divided by the respective division's average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account's unit values.  The recognition of investment income by the Account's divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account's unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account's divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly‑owned subsidiary of Monarch Life.

NOTE 11‑SUBSEQUENT EVENTS

As of April 21, 2016, the date in which the financial statements were available to be issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2015 which require recognition or disclosure in the financial statements.